                                                                    EXHIBIT 10.5


            PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED
           SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO
                      THE COMPANY'S APPLICATION REQUESTING
     CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT.


AGREEMENT (THIS "AGREEMENT") ENTERED INTO BY AND BETWEEN AVANTEL, S.A., HEREIN REPRESENTED BY FRANCISCO JAVIER VIEYRA NAVARRO, ACTING AS THE LEGAL REPRESENTATIVE, HEREINAFTER REFERRED TO AS "AVANTEL", AND AOL MEXICO, S. DE R.L. DE C.V. HEREIN REPRESENTED BY ING. EDUARDO ALBERTO ESCALANTE CASTILLO, ACTING AS LEGAL REPRESENTATIVE, HEREINAFTER REFERRED TO AS "AOL"; BOTH AVANTEL AND AOL MAY JOINTLY BE REFERRED TO AS THE "PARTIES", UNDER THE FOLLOWING BACKGROUND, REPRESENTATIONS AND ARTICLES.


                                   BACKGROUND

I.- On January 20, 2000, the Parties entered into a Master Agreement for Data Communications and Value Added Services (the "Master Agreement"), under which AVANTEL provides AOL Port installation, activation, maintenance and operation services for AOL Switched Access National Network, as provided in Section 1 of the Agreement and according to Exhibits "D" and "C" thereof.

II.- On October 31, 2001, the Parties entered into (i) a letter agreement to amend certain terms of the Master Agreement (the "October 31 Letter Agreement") and (ii) an addendum (the "October 31 Addendum") applicable only for the rates of the [**] Ports delivered through the [**] E1's AOL requested directly to the Local Service Provider, as provided in Section 1.1.(a) of the Master Agreement, modifying Section 2 of the Master Agreement only regarding the rates of such [**] Ports.

III.- On December 13, 2002, the Parties entered into (i) an agreement (the "December 13 Cancellation Agreement") relating to the cancellation of [**] Ports, which Ports were identified in Annex 1 attached thereto, and (ii) a letter agreement (the "December 13 Letter Agreement") providing for the satisfaction by AVANTEL of its commitments under Section 10 of the Master Agreement.

The Master Agreement, the October 31 Letter Agreement, the October 31 Addendum, the December 13 Cancellation Agreement and the December 13 Letter Agreement, shall be hereinafter collectively referred to as the "Main Agreement". Defined terms used herein but not otherwise defined herein shall have the meaning given such terms in the Master Agreement.

                          R E P R E S E N T A T I O N S

I.- The Parties acknowledge that this Agreement shall be applicable for the [**] Ports that are being cancelled according to what is agreed by the Parties in this document and which Ports are identified in Annex 1 attached hereto.

II.- The Parties acknowledge the personality and faculties they claim, acknowledging that such faculties have not been revoked, modified or limited any way, and therefore they may bind themselves under the terms of this Agreement.

III.- This Agreement, once signed by the Parties, shall constitute part of the Main Agreement.

IV.- The Parties agree to execute this Agreement under the terms and conditions set forth herein below:

                                     CLAUSES


FIRST.-  PORTS
1. PORT CANCELLATION; PENALTIES.- The Parties hereby agree to the cancellation of the [**] Ports identified in Annex 1 attached hereto (the "Cancelled Ports") as of the effective dates specified in Annex 1.

AOL and AVANTEL agree that, notwithstanding anything to the contrary in the Main Agreement, the penalties for the early cancellation of the Cancelled Ports shall be the ones indicated in the following table:

--------------------------------------------------------------------------------
                 CONCEPT                             PENALTY
--------------------------------------------------------------------------------
               [**] Ports                            USD$[**]
--------------------------------------------------------------------------------
              STM-1 Dallas                           USD$[**]
--------------------------------------------------------------------------------
                  TOTAL                              USD$[**]
--------------------------------------------------------------------------------

AVANTEL will invoice AOL the above-mentioned penalties on or before June 26, 2003 and AOL will pay such penalties on or before December 31, 2003. AOL shall be responsible for any Value Added Tax ("VAT") which is owed as a result of the payment of such penalties.

AVANTEL recognizes and acknowledges that the amounts of these penalties were calculated by AVANTEL itself and accepted by AOL.

AVANTEL will receive the payments from AOL as indicated here: $[**] United States Dollars, plus VAT, by wire transfer to the JP Morgan Chase bank, Account No. [**] ABA [**] in favor of AVANTEL S.A.

AVANTEL acknowledges and agrees that the amounts payable to it under this
Section 1 shall be the only amounts AVANTEL will be entitled to receive from AOL in connection with the cancellation of the Cancelled Ports, and that no other amounts whatsoever shall be owed as a result of such cancellation.

2. Remaining Ports.- Avantel agrees that, except as otherwise provided herein, it shall continue to provide the Ports specified on Annex 2 (the "Remaining Ports") in accordance with the terms of the Main Agreement. The price of the Remaining Ports shall be MXP$[**] plus applicable taxes per month per Port from July 1, 2003 through September 30, 2005.

3. Volume Discount.- AVANTEL shall commit to the volume discounts set forth below for all Ports installed pursuant to the terms of the Main Agreement or any other arrangement between the Parties. Once the aggregate number of Ports meets one of the volume thresholds in the table below, the relevant price corresponding to that threshold shall apply to all Ports, not just to the excess number of Ports above the threshold.

--------------------------------------------------------------------------------
                 Ports                        Price (Mexican Pesos)
--------------------------------------------------------------------------------
                  [**]                                $[**]
--------------------------------------------------------------------------------
                  [**]                                $[**]
--------------------------------------------------------------------------------
                  [**]                                $[**]
--------------------------------------------------------------------------------
                  [**]                                $[**]
--------------------------------------------------------------------------------

4. Modification of Clause (iii) of the December 13 Letter Agreement. The Parties agree that the [**]% discount against invoiced amounts in calendar years 2003 and 2004 to which AOL is entitled under clause (iii) of the December 13 Letter Agreement shall be provided to AOL based on an alternative scheme. In lieu of calculating the [**]% discount in advance each year based on forecasted invoice amounts, the [**]% discount shall be calculated each month based on the gross amount of each invoice (i.e. excluding any other discounts to which AOL may be entitled under the December 13 Letter Agreement or any other agreement). As a result of the discount being calculated monthly based on actual invoiced amounts, the year-end review/adjustments provided for under clauses (iii)(c) and
(iii)(d) of the December 13 Letter Agreement will no longer be necessary. The

Parties agree that a review will be made within 30 days of the Effective Date (the "Adjustment Date") to determine the amount of any discrepancy between discounts provided under clause (iii)(b) of the December 13 Letter Agreement from January 1, 2003 through the Adjustment Date and the actual [**]% discount to which AOL was entitled based on the gross invoices during such period. To the extent such review shows any surplus or deficiency in the amount of discounts provided, an adjustment to remedy such discrepancy shall be set forth in the first invoice delivered by AVANTEL following such date.

5. Modem access number changes:

     a. The [**] Remaining Ports in the 1943-2265 Mexico City access number will be migrated to the following access numbers:

          o    [**] modems to the 5448-8400 access number

          o    [**] modems to the 9160-0000 access number

     b. The [**] Remaining Ports in the 8122-9999 Monterrey number will be migrated to the following number:

          o [**] modems to a local AVANTEL access number to be defined by AVANTEL

For the Ports in the two cities mentioned in clauses a. and b. above, it will be considered that the installation dates of the Ports in the new DIDs is the original date of delivery, in other words, July 4, 2000 for Mexico City and December 7, 2000 for Monterrey.

AOL grants Avantel permission to send all traffic through the Internet instead of using an International Private Line. Avantel hereby agrees to send the aforementioned traffic through redundant Internet circuits of higher than STM-4 capacity. Furthermore, Avantel agrees that these circuits will not be used above [**]% during peak hours.

SECOND.- RELEASE.

As consequence of having received at its entire satisfaction and conformity the payment of the amounts referred to in the first article, upon execution of this Agreement, AVANTEL on behalf of itself and all of its officers, directors, stockholders, employees, agents, successors, assigns, parent and subsidiary corporations, and related entities and affiliates (collectively, the "AVANTEL Releasing Parties"), hereby releases and irrevocably discharges AOL and all of AOL's officers, directors, stockholders, employees, agents, successors, assigns, parent and subsidiary corporations, and related entities and affiliates (collectively, the "AOL Released Parties") from any and all complaints, claims, causes of action, suits, costs, losses, liabilities, damages, and demands of any kind, whether known or unknown (collectively, "Claims"), which any of the AVANTEL Releasing Parties has alleged or could have alleged against any of the AOL Released Parties as of the Effective Date, which relate to, or arise from the subject matter of the Main Agreement.

THIRD.- GENERAL

Parties hereto acknowledge that except as set forth herein, all the other terms and conditions of the Main Agreement, shall remain in full force and effect, including, without limitation, with respect to the Remaining Ports.

FOURTH.- CONFIDENTIALITY

This Agreement, including the amounts paid by AOL to AVANTEL hereunder, shall be considered as confidential by the Parties, and shall be governed as stated in
Section 9 of the Main Agreement. Notwithstanding the foregoing, either Party may disclose this Agreement, including the terms hereof, without the consent of the other Party, to the extent such disclosure is required by law, rule, regulation or government or court order. In such event, the disclosing Party shall provide at least three (3) days prior written notice of such proposed disclosure to the other Party. Further, in the event such disclosure is required of either Party under the laws, rules or regulations of any applicable governing body, such Party shall (i) consider in good faith any request made by the other Party to redact certain portions of this Agreement to the extent permitted under applicable laws, rules and regulations and (ii) submit a request to such governing body that such portions and other provisions of this Agreement receive confidential treatment or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, rules or regulations of the applicable governing body. For the avoidance of doubt, the final determination at to what portions of the Agreement shall be redacted, if any, shall be made by the disclosing Party in its sole discretion.


FIFTH.- LANGUAGE

This Agreement may be executed in Spanish and English, provided however that the Spanish version shall always prevail in the event of any disputes concerning this Agreement.

SIXTH.- JURISDICTION, INTERPRETATION AND ENFORCEABILITY.

For the interpretation, fulfillment and enforceability of this document, PARTIES submit themselves to the applicable laws and competent federal courts in Mexico City, Federal District, expressly waving any other forum to which they could be entitled resulting from their present or future domiciles.

Considering this Agreement contains no article contrary to law, and contains no willful act, bad intention or any other reason that may invalidate it, the Parties sign two copies on July 1st, 2003, and such date shall be the day on which this Agreement becomes effective ("Effective Date").

           AVANTEL, S.A.                   AOL MEXICO, S. DE R.L. DE C.V.



 /s/ FRANCISCO JAVIER VIEYRA NAVARRO     /s/ EDUARDO A. ESCALANTE CASTILLO
 -----------------------------------     --------------------------------------
  FRANCISCO JAVIER VIEYRA NAVARRO        ING. EDUARDO A. ESCALANTE CASTILLO

                            ANNEX 1 TO THE AGREEMENT



----------------------------------------------------------------------------------------------------------------------------
                                                     CANCELLED MODEMS
   EFFECTIVE CANCELLATION DATE             CITY                DID                  DEDICATED MODEMS     SHARED MODEMS
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Acapulco              7444350407                                            [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Aguascalientes        4499100010                        [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Aguascalientes        4499101507                                            [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Ciudad Victoria       8343180707                                            [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Cordoba               2717170203                        [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Cordoba               2717172207                                            [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Culiacan              6677585567                                            [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Chihuahua             6144293007                                            [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Chihuahua             6144293800                        [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Jalapa                2288420203                        [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Jalapa                2288422607                                            [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Leon                  4777103507                                            [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Leon                  4777103800                        [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Mazatlan              6999890567                                            [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Monterrey             8181229999                        [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Monterrey             8181983200                        [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Morelia               4433226997                                            [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Orizaba               2727280200                        [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Orizaba               2727282507                                            [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Poza Rica             7828261807                                            [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Poza Rica             7828262003                        [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Puerto Vallarta       3222269307                                            [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Sn Luis Potosi        4448345300                        [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Tampico               8332290415                        [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Tampico               8332411307                                            [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Tehuacan              2383841007                                            [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Tepic                 3112119907                                            [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Tlaxcala              2464651207                                            [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Veracruz              2299230205                        [**]
----------------------------------------------------------------------------------------------------------------------------
            13-Jul-03             Veracruz              2299232707                                            [**]
----------------------------------------------------------------------------------------------------------------------------
            15-Jul-03             Campeche              9818119939                        [**]
----------------------------------------------------------------------------------------------------------------------------
            15-Jul-03             Celaya                4616183207                                            [**]
----------------------------------------------------------------------------------------------------------------------------
            15-Jul-03             Celaya                4616188910                        [**]
----------------------------------------------------------------------------------------------------------------------------
            15-Jul-03             Ciudad del Carmen     9383811039                        [**]
----------------------------------------------------------------------------------------------------------------------------
            15-Jul-03             Guanajuato            4737350910                        [**]
----------------------------------------------------------------------------------------------------------------------------
            15-Jul-03             Hermosillo            6622890367                                            [**]
----------------------------------------------------------------------------------------------------------------------------
            15-Jul-03             Irapuato              4626238007                                            [**]
----------------------------------------------------------------------------------------------------------------------------
            15-Jul-03             Irapuato              4626239050                        [**]
----------------------------------------------------------------------------------------------------------------------------
            15-Jul-03             Matamoros             868811-3300                       [**]
----------------------------------------------------------------------------------------------------------------------------
            15-Jul-03             Nuevo Laredo          867711-4327                                           [**]
----------------------------------------------------------------------------------------------------------------------------
            15-Jul-03             Reynosa               899921-6800                       [**]
----------------------------------------------------------------------------------------------------------------------------
            15-Jul-03             Saltillo              844411-3500                       [**]


----------------------------------------------------------------------------------------------------------------------------
                                                     CANCELLED MODEMS
   EFFECTIVE CANCELLATION DATE             CITY                DID                  DEDICATED MODEMS     SHARED MODEMS
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
            15-Jul-03             Tuxtla Gutierrez      961618-7307                                           [**]
----------------------------------------------------------------------------------------------------------------------------
            16-Jul-03             Cancun                998881-8649                       [**]
----------------------------------------------------------------------------------------------------------------------------
            16-Jul-03             Ciudad de Mexico      551943-2265                       [**]
----------------------------------------------------------------------------------------------------------------------------
            16-Jul-03             Ciudad de Mexico      555448-8400                       [**]
----------------------------------------------------------------------------------------------------------------------------
            16-Jul-03             Ciudad de Mexico      559160-0000                       [**]
----------------------------------------------------------------------------------------------------------------------------
            16-Jul-03             Ciudad Juarez         656688-0207                                           [**]
----------------------------------------------------------------------------------------------------------------------------
            16-Jul-03             Ciudad Juarez         656688-1600                       [**]
----------------------------------------------------------------------------------------------------------------------------
            16-Jul-03             Guadalajara           333249-0400                       [**]
----------------------------------------------------------------------------------------------------------------------------
            16-Jul-03             Guadalajara           33381-80201                       [**]
----------------------------------------------------------------------------------------------------------------------------
            16-Jul-03             Merida                999942-3800                       [**]
----------------------------------------------------------------------------------------------------------------------------
            16-Jul-03             Merida                999942-3907                                           [**]
----------------------------------------------------------------------------------------------------------------------------
            16-Jul-03             Mexicali              686580-4207                                           [**]
----------------------------------------------------------------------------------------------------------------------------
            16-Jul-03             Oaxaca                951501-6297                                           [**]
----------------------------------------------------------------------------------------------------------------------------
            16-Jul-03             Puebla                222211-7200                       [**]
----------------------------------------------------------------------------------------------------------------------------
            16-Jul-03             Puebla                222229-3900                       [**]
----------------------------------------------------------------------------------------------------------------------------
            16-Jul-03             Queretaro             442211-6200                       [**]
----------------------------------------------------------------------------------------------------------------------------
            16-Jul-03             Queretaro             442211-6300                       [**]
----------------------------------------------------------------------------------------------------------------------------
            16-Jul-03             Torreon               871749-1907                                           [**]
----------------------------------------------------------------------------------------------------------------------------
            16-Jul-03             Torreon               871759-0000                       [**]
----------------------------------------------------------------------------------------------------------------------------
            16-Jul-03             Villahermosa          993358-0149                       [**]
----------------------------------------------------------------------------------------------------------------------------
            29-Jul-03             Ciudad Obregon        644410-5067                                           [**]
----------------------------------------------------------------------------------------------------------------------------
            29-Jul-03             Ciudad Valles         481382-8607                                           [**]
----------------------------------------------------------------------------------------------------------------------------
            29-Jul-03             Cuautla               735355-9007                                           [**]
----------------------------------------------------------------------------------------------------------------------------
            29-Jul-03             Cuautla               735355-9010                       [**]
----------------------------------------------------------------------------------------------------------------------------
            29-Jul-03             Cuernavaca            777310-5000                       [**]
----------------------------------------------------------------------------------------------------------------------------
            29-Jul-03             Cuernavaca            777329-3200                       [**]
----------------------------------------------------------------------------------------------------------------------------
            29-Jul-03             Cuernavaca            777362-0300                       [**]
----------------------------------------------------------------------------------------------------------------------------
            29-Jul-03             Durango               618829-0017                                           [**]
----------------------------------------------------------------------------------------------------------------------------
            29-Jul-03             Ocotlan               392925-9507                                           [**]
----------------------------------------------------------------------------------------------------------------------------
            29-Jul-03             Pachuca               771717-0209                       [**]
----------------------------------------------------------------------------------------------------------------------------
            29-Jul-03             Pachuca               771717-2807                                           [**]
----------------------------------------------------------------------------------------------------------------------------
            29-Jul-03             San Andres Tuxtla     294947-9100                       [**]
----------------------------------------------------------------------------------------------------------------------------
            29-Jul-03             Tepatitlan            378788-8007                                           [**]
----------------------------------------------------------------------------------------------------------------------------
            29-Jul-03             Texcoco               595922-5000                       [**]
----------------------------------------------------------------------------------------------------------------------------
            29-Jul-03             Texcoco               595952-0807                                           [**]
----------------------------------------------------------------------------------------------------------------------------
            29-Jul-03             Tijuana               664633-6000                       [**]
----------------------------------------------------------------------------------------------------------------------------
            29-Jul-03             Toluca                722223-9020                       [**]
----------------------------------------------------------------------------------------------------------------------------
            29-Jul-03             Toluca                722275-4800                       [**]
----------------------------------------------------------------------------------------------------------------------------
            29-Jul-03             Toluca                722275-5300                       [**]
----------------------------------------------------------------------------------------------------------------------------
            29-Jul-03             Tula                  773732-9807                                           [**]
----------------------------------------------------------------------------------------------------------------------------
            29-Jul-03             Tulancingo            775755-8807                                           [**]
----------------------------------------------------------------------------------------------------------------------------
            29-Jul-03             Zacatecas             492923-9409                       [**]
----------------------------------------------------------------------------------------------------------------------------
            29-Jul-03             Zacatecas             492923-9707                                           [**]
----------------------------------------------------------------------------------------------------------------------------


                            ANNEX 2 TO THE AGREEMENT



-------------------------------------------------------------------------------
                                ACTIVE MODEMS
-------------------------------------------------------------------------------
CITY                             DID                      NUMBER OF MODEMS
-------------------------------------------------------------------------------
Monterrey                        818122-9999                    [**]
-------------------------------------------------------------------------------
Sn Luis Potosi                   444834-5300                    [**]
-------------------------------------------------------------------------------
Matamoros                        868811-3300                    [**]
-------------------------------------------------------------------------------
Saltillo                         844411-3500                    [**]
-------------------------------------------------------------------------------
Cancun                           998881-8649                    [**]
-------------------------------------------------------------------------------
Ciudad de Mexico                 551943-2265                    [**]
-------------------------------------------------------------------------------
Ciudad de Mexico                 559160-0000                    [**]
-------------------------------------------------------------------------------
Pachuca                          771717-0209                    [**]
-------------------------------------------------------------------------------
Zacatecas                        492923-9409                    [**]
-------------------------------------------------------------------------------
Ciudad Victoria                  834318-3100                    [**]
-------------------------------------------------------------------------------
Guadalajara                      333770-4111                    [**]
-------------------------------------------------------------------------------
Coatzacoalcos                    921211-0239                    [**]
-------------------------------------------------------------------------------
GAN                                                             [**]

-------------------------------------------------------------------------------
TOTAL MODEMS                                                    [**]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------